Exhibit 99.1

$350,000,000 (Approximate)

Long Beach Acceptance Auto Receivables Trust 2005-B
Class A-1, Class A-2, Class A-3 and Class A-4

Long Beach Acceptance Corp.
Originator and Servicer

Long Beach Acceptance Receivables Corp.
Transferor

September 19, 2005

COMPUTATIONAL MATERIALS DISCLAIMER

The information contained herein is furnished to you solely by Greenwich Capital Markets, Inc. (the “Underwriter”) (and not by the issuer of the securities or any of its affiliates) to assist you in making a preliminary analysis of the securities referenced herein. This information is not an offer to sell securities or a solicitation of an offer to buy securities in any state where such offer or sale is prohibited. The Underwriter is acting in its capacity as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to completion and change, and supersedes all information relating to the subject securities that has been made available to you previously. You are urged to read the related final base prospectus and prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information affecting the subject securities that is not contained herein. You are urged to conduct such investigations as you deem necessary and consult your own legal, tax, financial and accounting advisors in order to make an independent determination of the suitability, risks and consequences of an investment in such securities.

Certain of the information contained herein may be based upon numerous assumptions (which assumptions may not be specifically identified in the information), and changes in such assumptions may dramatically affect information such as weighted average lives, yields, principal payment periods, etc. The Underwriter does not make any representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The information should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

The Underwriter and its affiliates may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or similar securities, and perform investment banking services for any company mentioned herein.

PRELIMINARY COMPUTATIONAL MATERIALS	Date Prepared: September 19, 2005

Long Beach Acceptance Auto Receivables Trust 2005-B

$350,000,000 (Approximate)
$350,000,000 Class A Notes 1

(Note: These Computational Materials have been prepared to assist prospective investors in the Class A Notes only; references to the Certificates are provided solely for informational purposes.)

Class	Class A-1 Notes	Class A-2 Notes	Class A-3 Notes	Class A-4 Notes
Principal Amount[1]	$59,500,000	$120,000,000	$63,500,000	$107,000,000
Class Percentage	17.00%	34.29%	18.14%	30.57%
Initial Credit Support[2]	Policy issued by Financial	Policy issued by	Policy issued by	Policy issued by
	Security Assurance Inc. (“FSA”)	FSA	FSA	FSA
Expected Rating	P-1/A-1 +/[R-1 (high)]	Aaa/AAA/AAA	Aaa/AAA/AAA	Aaa/AAA/AAA
(Moody’s/S&P/DBRS)
Coupon Rate	TBD	TBD	TBD	TBD
Pool APR	11.2381%	11.2381%	11.2381%	11.2381%
Originator/Servicer/Custodian	Long Beach Acceptance Corp.	LBAC	LBAC	LBAC
(“LBAC”)
Indenture Trustee/Back-up	JP Morgan Chase Bank, National	Chase	Chase	Chase
Servicer/Collateral Agent/Trust	Association (“Chase”)
Collateral Agent
Owner Trustee	Wilmington Trust Company	Wilmington	Wilmington	Wilmington
(“Wilmington”)
Pricing Prepayment Speed	1.70 ABS	1.70 ABS	1.70 ABS	1.70 ABS

Projected Weighted Average Life	0.25 Years	1.00 Years	2.00 Years	3.23 Years
to Call
Pricing Benchmark	3 Month LIBOR	EDSF	Swaps	Swaps
Expected Closing Date	October 11, 2005	October 11, 2005	October 11, 2005	October 11, 2005
Expected Settlement Date	October 11, 2005	October 11, 2005	October 11, 2005	October 11, 2005
Payment Dates	15th day of each month	15th day of each	15th day of each	15th day of each
		month	month	month
Record Date	Last day of the Accrual Period	Last day of the	Last day of the	Last day of the
		Accrual Period	Accrual Period	Accrual Period
Interest Accrual & Delay Days	Actual/360 - - 0	30/360 - - 0	30/360 - - 0	30/360 - - 0
Final Scheduled Payment Date	October 2006	June 2009	May 2010	June 2012
ERISA Eligible	Yes	Yes	Yes	Yes

1.	Subject to a variance of +/- 10%.
2.
The Class A Notes have the benefit of (a) an insurance policy (the “Policy”) to be issued by FSA as the Note Insurer which will guarantee Scheduled Payments of the Class A Notes, (b) funds, if any, on deposit from time to time in the Spread Account, (c) funds, if any, on deposit from time to time in the Supplemental Enhancement Account and (d) Overcollateralization, if any. Payments to the Class A Noteholders on each Payment Date will be funded, first, from collections on the Receivables (including excess spread) plus amounts from any Mandatory Special Redemption, second, from withdrawals from the Spread Account, third, from withdrawals from the Supplemental Enhancement Account and fourth, from draws on the Policy. The issuer expects that the initial excess spread, equivalent to the weighted average APR on the Receivables less the sum of the Servicing Fee, the Indenture Trustee, the Custodian and the Backup Servicer fees, the premium payable to FSA, the interest due on the Class C Certificate and the interest due on the Notes will be approximately [ %] per annum on the Cut-off Date. Excess spread over the life of the transaction is dependent upon the composition of the final pool, the actual prepayment, delinquency and default experience of the Receivables, changes in the Servicing Fee, as well as numerous other factors. As such, no assurance can be given as to such numbers’ accuracy, continuance, or appropriateness or completeness in any particular context and as to whether such numbers and/or the assumptions upon which they are based reflect present market conditions or future market performance.

The Trust:
Long Beach Acceptance Auto Receivables Trust 2005-B (the “Trust”) will be formed pursuant to a Trust Agreement between Long Beach Acceptance Receivables Corp. (the “Transferor”), a wholly-owned subsidiary of Long Beach Acceptance Corp. (“LBAC”), and Wilmington Trust Company (the “Owner Trustee”).

Pledged Property:
The property pledged by the Trust to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer (the “Pledged Property”) will include (i) a pool of retail installment sale contracts (the “Contracts”) originated by LBAC (the “Initial Receivables”) secured by the new and used automobiles, vans, sport utility vehicles and light-duty trucks financed thereby (the “Financed Vehicles”) expected to total approximately $250,000,000 in principal amount (the “Original Pool Balance”) as of September 30, 2005 (the “Initial Cut-off Date”) and monies on deposit in a trust account (the “Pre-Funding Amount”) which will be applied to purchase additional retail installment contracts (the “Subsequent Receivables”) on one or more subsequent transfer dates during the Funding Period (each, a “Subsequent Transfer Date”) as of the related subsequent cut-off date (each a “Subsequent Cut-off Date”); (ii) all monies received on or after the Initial Cut-off Date with respect to the Initial Receivables and on or after each applicable Subsequent Cut-off Date with respect to Subsequent Receivables; (iii) the security interests in the Financed Vehicles; (iv) any proceeds of any physical damage insurance policies covering Financed Vehicles and any proceeds of any credit life or credit disability insurance policies relating to the Receivables or the obligors; (v) any dealer recourse (exclusive of any dealer charge-back obligation); (vi) property (including the right to receive future Liquidation Proceeds) that shall have secured a Receivable and shall have been repossessed by or on behalf of the Trust; (vii) the legal files and receivable files related to the Receivables; (viii) the rights of the Trust under the Purchase Agreement and any Subsequent Transfer Agreement; (ix) all Recoveries and Liquidation Proceeds with respect to the Receivables; (x) refunds for the costs of extended service contracts and of certain unearned premiums with respect to Financed Vehicles or Obligors; (xi) all other assets comprising the Trust, including, but not limited to, all funds on deposit from time to time in all accounts established, maintained and held as part of the Trust, including without limitation, amounts, if any, in the Supplemental Enhancement Account (excluding re-investment earnings on amounts in the Supplemental Enhancement Account); (xii) all amounts and property from time to time held in or credited to the Lock-Box Account (as described in the Prospectus); and (xiii) all proceeds of the foregoing.

As of August 31, 2005 (the “Statistical Cut-off Date”), the aggregate principal balance of the Initial Receivables described herein was approximately $208,920,357 (the “Statistical Receivables”). On or prior to the Closing Date, additional receivables having similar characteristics to the Statistical Receivables and with an aggregate principal balance of approximately $41,079,643 will be added to the trust (the “Additional Receivables”, and together with the Statistical Receivables, the “Initial Receivables” and together with the Subsequent Receivables, the “Receivables”). As a result of the foregoing, the statistical distribution of the characteristics of the Receivables may vary from the statistical distribution of such characteristics as presented herein, although such variance is not expected to be material.

On or prior to January 11, 2006 Subsequent Receivables having similar characteristics to the Initial Receivables will be added to the trust with an aggregate principal balance of approximately $100,000,000 (the “Subsequent Receivables”). As a result of the foregoing, the statistical distribution of the characteristics of the Receivables may vary from the statistical distribution of such characteristics as presented herein, although such variance is not expected to be material.

The Notes:
The Trust will issue four classes of Asset-Backed Notes pursuant to an Indenture between the Trust and JP Morgan Chase Bank, National Association, as Indenture Trustee, designated the Class A-1 (the “Class A-1 Notes”), in an aggregate original principal amount of approximately $59,500,000, Class A-2 (the “Class A-2 Notes”), in an aggregate original principal amount of approximately $120,000,000, Class A-3 (the “Class A-3 Notes”), in an aggregate original principal amount of approximately $63,500,000 and Class A-4 (the “Class A-4 Notes”), in an aggregate original principal amount of approximately $107,000,000. The Class A-1, Class A-2, Class A-3 and Class A-4 Notes are collectively referred to herein as the “Class A Notes” or “Notes”, and will be issued in an aggregate original principal amount of approximately $350,000,000. The Notes will be secured by the Pledged Property as and to the extent provided in the Indenture. The Trust will also issue a certificate (the “Class R Certificate”) evidencing the right, subject to certain conditions described herein, to excess cash flow arising from the Receivables (as defined herein) and a Certificate (the “Class C Certificate”) in an aggregate original principal balance equal to the original balance of the Supplemental Enhancement Account. The Certificates and the Notes are referred to herein collectively as the “Securities”. Only the Class A Notes are being offered by the Prospectus.

The aggregate original principal amount of the Class A-1 Notes will equal approximately 17.00% (the “Class A-1 Percentage”) of the sum of (a) the Original Pool Balance and (b) the Pre-Funding Amount as of the Closing Date. The aggregate original principal amount of the Class A-2 Notes will equal approximately 34.29% (the “Class A-2 Percentage”) of the sum of (a) the Original Pool Balance and (b) the Pre-Funding Amount as of the Closing Date.The aggregate original principal amount of the Class A-3 Notes will equal approximately 18.14% (the “Class A-3 Percentage”) of the sum of (a) the Original Pool Balance and (b) the Pre-Funding Amount as of the Closing Date. The aggregate original principal amount of the Class A-4 Notes will equal approximately 30.57% (the “Class A-4 Percentage”) of the sum of (a) the Original Pool Balance and (b) the Pre-Funding Amount as of the Closing Date.

Class A Notes will be available in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof.

The Certificates:
The Trust will issue a Class C Certificate, which will receive interest as well as cashflow released from the Supplemental Enhancement Account and the Spread Account, if any, in each case subordinate in right of payment to the Notes to the extent described in the Sale and Servicing Agreement. The Class C Certificate will have an aggregate original principal balance equal to the original balance of the Supplemental Enhancement Account and with respect to any Payment Date will have a principal balance equal to the amount on deposit in the Supplemental Enhancement Account (as more fully described below) on the related Determination Date. The Class C Certificate is not being offered by the Prospectus and will initially be owned by [Greenwich Capital Markets, Inc.] (the “Class C Certificateholder”).

The Trust will also issue a Class R Certificate, which represents the equity ownership in the Trust and is subordinate in right of payment to the Notes and the Class C Certificate to the extent described in the Sale and Servicing Agreement. The Class R Certificate does not have a principal balance. The Class R Certificate is not being offered by the Prospectus and will initially be held by the Transferor (the “Class R Certificateholder”).

Pre-Funding Account:
A Pre-Funding Account will be created with an initial deposit of approximately $100,000,000 (the “Pre-Funding Amount”). The Pre-Funding Account is designed solely to hold funds that will be used to purchase the Subsequent Receivables from the Transferor during the Funding Period.

The “Funding Period” will be the period from the Closing Date until the earliest to occur of (i) the date on which the remaining Pre-Funded Amount is less than $100,000, (ii) the date on which an Event of Default (as described in the Prospectus) occurs or (iii) the close of business on [January 11], 2006.

The Class A Notes will be redeemed in part on the Payment Date immediately succeeding the date on which the Funding Period ends (the “Final Funding Period Payment Date”) in the event that any portion of the Pre-Funded Amount remains on deposit in the Pre- Funding Account after giving effect to the acquisition by the Transferor and sale to the Trust of all Subsequent Receivables, including any such acquisition and conveyance on the date on which the Funding Period ends (such redemption, a “Mandatory Special Redemption”).

Lead Underwriter:	Greenwich Capital Markets, Inc.

Co-Underwriter:	Citigroup Global Markets Inc.

The Policy:
On the Closing Date, Financial Security Assurance Inc. (the “Note Insurer” or “FSA”) will issue a financial guaranty insurance policy (the “Policy”) to the Trust Collateral Agent for the benefit of the Class A Noteholders. Pursuant to the Policy, the Note Insurer will unconditionally and irrevocably guarantee to the Class A Noteholders payment of the Scheduled Payments (as defined below) on each Payment Date.

The Policy is not covered by the property/casualty insurance security fund specified in Article 76 of the New York Insurance Law.

“Scheduled Payments” means, with respect to each Payment Date, the payments to be made to the Class A Noteholders in an aggregate amount equal to (i) the Class A Interest Payment Amount payable on such Payment Date, (ii) an amount necessary to remedy any undercollateralization of the Class A Notes and (iii) any unpaid interest and principal due on the Class A Notes on their respective Final Scheduled Payment Dates.

Scheduled Payments shall not include, nor shall coverage be provided under the Policy in respect of, any taxes, withholding or other charge imposed with respect to any Class A Note by any governmental authority. The Policy is described in greater detail in the Prospectus.

Payments to Noteholders:

Payments of interest on the Notes, to the extent funds are available therefor, will be made on the 15th day of each month (or, if the 15th day is not a Business Day, the next succeeding Business Day) (each, a “Payment Date”), commencing October 17, 2005, in the following amounts: with respect to the Class A-1 Notes, interest accrued at the Class A-1 Note Rate based on actual number of days elapsed in the applicable accrual period on the Class A-1 Note balance and with respect to the Class A-2, Class A-3 and Class A-4 Notes and the first Payment Date, 3 days of interest at Class A-2 Note Rate, Class A-3 Note Rate or Class A-4 Note Rate, as applicable, and with respect to all other Payment Dates, 30 days of interest, in each case on the Class A-2 Note balance, Class A-3 Note balance or Class A- 4 Note balance, as applicable, as of the close of business on the last day of the related Collection Period (collectively the “Class A Interest Payment Amount”).

Payments of interest on a Class of Notes will be made on a pro rata basis to holders of record of such Class as of the last day of the related accrual period (each, a “Record Date”). The Record Date for the first Payment Date will be the Closing Date. Accrued interest on the Class A-1 Notes will be calculated on an actual/360 basis and accrued interest on the Class A-2, Class A-3 and Class A-4 Notes will be calculated on a 30/360 basis.

Payments of principal on or in respect of the Class A Notes, to the extent funds are available therefor, will be distributed on each Payment Date first to Class A-1 Noteholders until the outstanding principal amount of the Class A-1 Notes is zero, then to Class A-2 Noteholders until the outstanding principal amount of the Class A-2 Notes is zero, then to Class A-3 Noteholders until the outstanding principal amount of the Class A-3 Notes is zero, and then to Class A-4 Noteholders until the outstanding principal amount of the Class A-4 Notes is zero, provided that on the Final Scheduled Payment Date for any Class A Notes, the Noteholders of such class shall be entitled to receive the then outstanding principal amount of such Class.

Priority of Payments:	On each Payment Date, the Trust Collateral Agent shall, from the Available Funds, make the following Payments in the following order of priority:

(i)
first, to LBAC, the Monthly Dealer Participation Fee Payment Amount and all unpaid Monthly Dealer Participation Fee Payment Amounts from prior Collection Periods, second, to the Servicer, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods and, to the extent the Available Funds are insufficient to cover such amounts then such deficiency may be paid to the Servicer from the Deficiency Claim Amount (as defined herein) with respect to such Payment Date, if any, to the extent received by the Trust Collateral Agent from the Collateral Agent;

(ii)
to the Indenture Trustee, the Back-Up Servicer and the Custodian, the Indenture Trustee Fee, the Back-up Servicer Fee and the Custodian Fee, respectively, and all unpaid Indenture Trustee Fees, Back-up Servicer Fees and Custodian Fees from prior Collection Periods and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account.

(iii)
to the Class A-1 Noteholders, Class A-2 Noteholders, Class A-3 Noteholders and Class A-4 Noteholders, pro rata based on the note interest due on each class of Class A Notes, the sum of the Class A Interest Payment Amount and any Class A interest carryover shortfall and, to the extent the remaining Available Funds are insufficient to cover such amounts then such deficiency may be paid from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account and (b) the Policy Claim Amount (as defined herein) with respect to such Payment Date;

(iv)
to the Class A Noteholders, the Principal Payment Amount for such Payment Date. To the extent that the remaining Available Funds are insufficient, the Class A Noteholders will receive such deficiency from the following sources in the following order of priority: (a) the remaining portion of the Deficiency Claim Amount with respect to such Payment Date, if any, in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account, and (b) the Policy Claim Amount with respect to such Payment Date, such principal being applied first, to reduce the outstanding principal amount of the Class A-1 Notes to zero, second, to reduce the outstanding principal amount of the Class A-2 Notes to zero, third, to reduce the outstanding principal amount of the Class A-3 Notes to zero, and fourth, to reduce the outstanding principal amount of the Class A-4 Notes to zero;

(v)
to the Note Insurer, an amount equal to the Reimbursement Obligations (as defined herein), other than the Note Insurer premium; and to the extent that the remaining Available Funds are insufficient to cover such amounts, then such deficiency may be paid from the Deficiency Claim Amount in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account;

(vi)
to the Note Insurer, an amount equal to the Note Insurer premium along with any unpaid Note Insurer premiums; and to the extent that the remaining Available Funds are insufficient to cover such amounts, then such deficiency may be paid from the Deficiency Claim Amount in the following order of priority, first, from amounts on deposit in the Spread Account, to the extent received by the Trust Collateral Agent from the Collateral Agent, and second, from amounts on deposit in the Supplemental Enhancement Account, to the extent withdrawn by the Trust Collateral Agent and deposited into the Collection Account;

(vii)	to the Class C Certificateholder, the Class C Interest Payment Amount;
(viii)
to the Collateral Agent, for deposit to the Supplemental Enhancement Account, reimbursement for any previous unreimbursed withdrawals from such account (other than Supplemental Enhancement Account Release Amounts distributed to the Class C Certificateholder pursuant to clause (xiii) below on prior Payment Dates);

(ix)
first, to the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian, all reasonable out-of pocket expenses incurred by the Trust Collateral Agent, Indenture Trustee, Back-up Servicer and Custodian (such amount generally not to exceed, in the aggregate, $50,000 per annum) and second, to the Back-up Servicer, system conversion expenses, if any, not to exceed $100,000;

(x)	to the Collateral Agent, for deposit to the Spread Account, all remaining Available Funds;
(xi)
to the Class A Noteholders, in reduction of the outstanding principal amount thereof, all releases from the Spread Account until the Overcollateralization Amount is equal to the Required Overcollateralization Target, such amount being applied first, to reduce the outstanding principal amount of the Class A-1 Notes to zero, second, to reduce the outstanding principal amount of the Class A-2 Notes to zero, third to reduce the outstanding principal amount of the Class A-3 Notes to zero, and fourth, to reduce the outstanding principal amount of the Class A-4 Notes to zero;

(xii)	to the Class C Certificateholder from releases from the Spread Account, to pay any Class C Interest Carryover Shortfall and any Class C Supplemental Interest Payment Amount;
(xiii)
to the Class C Certificateholder, from the Supplemental Enhancement Account Release Amount until the principal balance of the Class C Certificates is equal to zero and (without duplication) any Class C Principal Deficiency Amount has been paid;

(xiv)	to the Class R Certificateholder, after the distributions in clauses (i) through (xiii) have been made all monies released from the Spread Account.

Event of Default:	Events of default under the Indenture are described in the Prospectus.

Spread Account:
As part of the consideration for the issuance of the Policy, a cash collateral account (the “Spread Account”) will be established with the Collateral Agent for the benefit of the Note Insurer and the Trust Collateral Agent on behalf of the Class A Noteholders.

Amounts on deposit in the Spread Account will be distributed to Class A Noteholders, released to the Class C Certificateholder, and thereafter released to the Class R Certificateholder to the extent described in the Prospectus. However, the Spread Account Requisite Amount or the existence of the Spread Account or any other term or provision of the Spread Account Agreement may be amended, modified or terminated by the Note Insurer with the consent of the Transferor and the Collateral Agent, but without the consent of the Indenture Trustee or the Noteholders. Accordingly, Class A Noteholders should not rely on amounts in the Spread Account as a source of funds for payments on the Class A Notes.

Supplemental Enhancement Account:

A cash collateral account (the “Supplemental Enhancement Account”) will be established with the Trust Collateral Agent for the benefit of the Class A Noteholders and, on a fully subordinated basis, the Class C Certificateholder. On the Closing Date the Issuer expects to cause the Supplemental Enhancement Account to be fully funded.

Amounts on deposit in the Supplemental Enhancement Account will be distributed to Class A Noteholders or released to the Class C Certificateholder to the extent described in the Prospectus. Upon written direction from the Class C Certificateholder, the Trust Collateral Agent may use funds in the Supplemental Enhancement Account to pay the Note Insurer premium.

Overcollateralization Amount:

The “Overcollateralization Amount” is equal to the excess of (x) the sum of (a) the aggregate principal balance of the Receivables and (b) any amounts in the Prefunding Account, over (y) the aggregate principal amount of the Notes. On the Closing Date, the Overcollateralization Amount will be 0.00% of the sum of (a) the Original Pool Balance and (b) the Pre-Funded Amount as of the Closing Date. To the extent the Overcollateralization Amount is below the Required Overcollateralization Target, any release from the Spread Account will be paid to the Class A Noteholders in the order of priority described above under “Priority of Payments” to accelerate principal payments thereon in order to build the Overcollateralization Amount until the Required Overcollateralization Target is reached.

Required Overcollateralization Target:	The “Required Overcollateralization Target” is equal to the Required Total Enhancement Amount minus the amount on deposit in the Spread Account.

Tax Status of the Trust:

In the opinion of Dewey Ballantine LLP, the Class A Notes will be characterized as indebtedness, and the Trust will not be treated as an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes.

ERISA Eligibility:
Subject to the conditions described in the Prospectus, the Class A Notes are expected to be eligible for purchase by employee benefit plans or other plans subject to the Employee Retirement Income Security Act of 1974, as amended, and to Section 4975 of the Internal Revenue Code of 1986, as amended. See “ERISA Considerations” in the Prospectus.

Optional Redemption:
The Class R Certificateholder may at its option redeem the Class A Notes and the Class C Certificate on any Payment Date on or after which the aggregate principal balance of the Receivables is equal to 10% or less of the sum of (a) the Original Pool Balance and (b) the Pre-Funded Amount as of the Closing Date, at a redemption price equal to the aggregate of then outstanding principal amount of the Class A Notes and the Class C Certificate (including the Class C Principal Deficiency Amount) plus all accrued and unpaid interest thereon as of such Payment Date, respectively; provided that the Class R Certificateholder's right to exercise such option will be subject to the prior approval of the Note Insurer, but only if, after giving effect thereto, a claim on the Policy would occur or any amount owing to the Note Insurer or the holders of the Class A Notes would remain unpaid as of such Payment Date.

The Originator/Servicer/ Custodian:	Long Beach Acceptance Corp. (“LBAC”).

The Sellers:	Long Beach Acceptance Corp. (“LBAC”) and Long Beach Acceptance Receivables Corp. Warehouse I (“LBARC WI”).

Glossary of Terms:
“Available Funds” for a Payment Date will be the sum of the following amounts (without duplication) with respect to the related Collection Period: (i) all collections on Receivables (including amounts received in connection with extensions, rebates or adjustments on Receivables granted by the Servicer in accordance with the Sale and Servicing Agreement); (ii) all proceeds received during such Collection Period with respect to Receivables that became Liquidated Receivables during such Collection Period in accordance with the Servicer’s customary servicing procedures, net of the reasonable expenses incurred by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable (“Liquidation Proceeds”); (iii) proceeds from Recoveries with respect to Liquidated Receivables; (iv) the Purchase Amount of each Receivable that was repurchased by the Originator or purchased by the Servicer as of the last day of such Collection Period; (v) any earnings on investments of funds in the Collection Account (excluding re-investment earnings on amounts in the Supplemental Enhancement Account) and (vi) any amounts distributable with respect to a Mandatory Special Redemption.

“Class C Certificate Balance” means, as of any Payment Date, the Supplemental Enhancement Account Balance.

“Class C Certificate Rate” means, 5.25% per annum.

“Class C Supplemental Interest Rate” means, as of any Determination Date on which a Trigger Event is in effect, or on which an Insurance Agreement Event of Default has occurred, the Class C Certificate Rate, plus 1.25% per annum.

“Class C Interest Payment Amount” means, for any Payment Date, an amount equal to the product of (x) 1/12, (y) the Class C Certificate Rate and (z) the Class C Certificate Balance as of such Payment Date (without giving effect to any payments to be made on such Payment Date). In addition, the Class C Certificateholder will be entitled to receive the earnings on investments of funds in the Supplemental Enhancement Account.

“Class C Interest Carryover Shortfall” means, for any Payment Date, the sum of (i) the excess of the Class C Interest Payment Amount, and if applicable, the Class C Supplemental Interest Payment Amount for such Payment Date over the amount of interest actually paid to the holders of the Class C Certificates on such current Payment Date; (ii) (without duplication) any outstanding Class C Interest Carryover Shortfall from the preceding Payment Date; and (iii) thirty (30) days of interest on such outstanding Class C Interest Carryover Shortfall with respect to each such Payment Date or any prior Payment Date (calculated on a 30/360 basis), to the extent permitted by applicable law, at the Class C Certificate Rate or if applicable, the Class C Supplemental Interest Rate for the related Accrual Period.

“Class C Principal Deficiency Amount” means, for any Payment Date, the Initial Class C Certificate Balance, less the sum of (i) the cumulative amount of the Supplemental Enhancement Account Release Amounts distributed pursuant to clause (xiii) under “Priority of Payments” above on prior Payment Dates, and (ii) the Class C Certificate Balance for such Payment Date (after giving effect to amounts deposited into the Supplemental Enhancement Account pursuant to clause (viii) and before giving effect to the payments pursuant to clause (xiii) under “Priority of Payments” above).

“Class C Supplemental Interest Payment Amount” means, for any Payment Date, (a) if no Trigger Event is in effect or Insurance Agreement Event of Default has occurred, the product of (x) the Class C Certificate Rate and (y) the Class C Principal Deficiency Amount; or (b) if a Trigger Event is in effect, or an Insurance Agreement Event of Default has occurred, the sum of (x) the product of [9.00]%, per annum, and the Class C Principal Deficiency Amount, and (y) the product of [3.00]%, per annum, and the Class C Principal Balance.

“Closing Date” means October 11, 2005.

“Deficiency Claim Amount” means, with respect to any Determination Date, the amount, if any, by which the amount of the Available Funds with respect to such Determination Date is less than the sum of the amounts payable on the related Determination Date pursuant to clauses (i) through (vi) under “Priority of Payments” above. The Deficiency Claim Amount will be drawn first from the Spread Account and second from the Supplemental Enhancement Account, in each case to the extent available, to make payments pursuant to clauses (i) through (vi) under “Priority of Payments” above (provided that, the Supplemental Enhancement Account may only be used to pay clause (vi) under “Priority of Payments”above if the Class C Certificateholder provides written direction to the Indenture Trustee to pay such amount prior to the related Payment Date). Any Deficiency Claim Amount will not include principal payments with respect to any Payment Date (other than the Final Scheduled Payment Date for any Class of Notes) unless the Overcollateralization Amount for such payment date is equal to zero.

“Determination Date” with respect to any Payment Date, will be the fourth Business Day preceding such Payment Date.

“Initial Cut-off Date” means September 30, 2005.

“Insurance Agreement Event of Default” shall mean an “Event of Default” as defined in the Insurance Agreement.

“Liquidated Receivable” means any Receivable with respect to which any of the following shall have occurred (without duplication): (i) the Receivable has been liquidated by the Servicer through the sale of the related Financed Vehicle, (ii) the related Obligor has failed to pay at least 95% of a scheduled payment by its due date and such failure continues for 60 days (calculated based on a 360-day year consisting of twelve 30-day months) after the first day on which the Servicer may legally sell or otherwise dispose of the related Financed Vehicle following its repossession, (iii) the related Obligor fails to pay at least 95% of a scheduled payment by its due date and such failure continues for 150 or more consecutive days (calculated based on a 360-day year consisting of twelve 30-day months) as of the end of a Collection Period or (iv) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable.

“Payahead Amount” means, with respect to Receivables that are actuarial receivables or Rule of 78 receivables, payments remitted by the related obligor prior to the related Cut-off Date in excess of the aggregate of scheduled receivables payments, Servicer expenses and late fees, if any, retained by the Servicer in accordance with its payment application procedures.

“Policy Claim Amount” means, with respect to any Payment Date,

(1) the Scheduled Payments, for such Payment Date minus
(2) any reduction in the amounts described in clause (1) above on such Payment
Date after giving effect to the application of Available Funds and all funds drawn in respect of the Deficiency Claim Amount.

“Pool Balance” as of the close of business on the last day of a Collection Period means the aggregate principal balance of the Receivables as of such date (excluding Liquidated Receivables and Receivables purchased by LBAC or the Servicer pursuant to the Sale and Servicing Agreement).

“Principal Payment Amount” means, (i) for any Payment Date other than the Final Scheduled Payment Date for any class of the Class A Notes, the amount, if any, by which the outstanding principal amount of the Class A Notes exceeds the sum of (a) the aggregate outstanding principal balance of the Receivables as of the end of the related Collection Period and (b) any amounts remaining in the Pre-Funding Account; and (ii) with respect to the Final Scheduled Payment Date for any class of the Class A Notes, an amount equal to the greater of (a) the amount calculated in clause (i) above and (b) the then outstanding principal amount of the respective class of Notes.

“Purchase Agreement” means the Purchase Agreement dated as of October 1, 2005, among the Transferor, LBAC and LBARC WI, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof, relating to the purchase of the Receivables by the Transferor from LBAC and LBARC WI.

“Purchase Amount” means, with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full such Receivable (after giving effect to the application of any Liquidation Proceeds and Recoveries collected in respect of such Receivable on or prior to the last day of such Collection Period) under the terms thereof including accrued and unpaid interest thereon to the end of the month of purchase. The Purchase Amount relating to any Receivable that became a Liquidated Receivable during any Collection Period preceding the month of purchase shall be treated as Recoveries in respect of such Receivable.

“Reimbursement Obligations” means, with respect to each Payment Date, any amounts due to the Note Insurer under the terms of the Sale and Servicing Agreement or the Insurance Agreement and with respect to which the Note Insurer has not been previously paid.

“Recoveries” means, with respect to each Liquidated Receivable, the monies collected from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the reasonable costs of liquidation plus any amount required by law to be remitted to the Obligor.

“Required Total Enhancement Amount” shall have the meaning ascribed to such term in the Spread Account Agreement.

“Servicing Fee” means, with respect to each Payment Date, an amount equal to the product of (i) one-twelfth, (ii) the Pool Balance as of the second preceding Collection Period and (iii) 1.793%.

“Spread Account Requisite Amount” shall have the meaning ascribed to such term in the Spread Account Agreement.

“Supplemental Enhancement Account Balance” means, with respect to any Payment Date, the amount on deposit in the Supplemental Enhancement Account on the related Determination Date.

“Supplemental Enhancement Account Release Amount” means, with respect to any Payment Date, the amount to be released from the Supplemental Enhancement Account Balance on such payment date equal to the excess of the Total Enhancement Amount over the Required Total Enhancement Amount after application of clauses (i) through (xii) under “Priority of Payments” above.

“Trigger Event” shall have the meaning ascribed to such term in the Spread Account Agreement.

“Total Enhancement Amount” means, on any Payment Date, the aggregate, in any combination, of the following:

(i) with respect to the Spread Account, the amount on deposit in the Spread Account;
(ii) amounts on deposit in the Supplemental Enhancement Account; and
(iii) the Overcollateralization Amount.

Weighted Average Life Tables

Class A-1 to Maturity
Flat
Price	1.25% ABS	1.50% ABS	1.60% ABS	1.70% ABS	1.80% ABS	2.00% ABS	2.25% ABS
WAL (yr)	0.29	0.26	0.26	0.25	0.23	0.22	0.20
MDUR (yr)	0.28	0.26	0.25	0.24	0.23	0.21	0.20
First Prin Pay	10/15/05	10/15/05	10/15/05	10/15/05	10/15/05	10/15/05	10/15/05
Last Prin Pay	05/15/06	04/15/06	04/15/06	04/15/06	04/15/06	03/15/06	03/15/06

Class A-2 to Maturity
Flat
Price	1.25% ABS	1.50% ABS	1.60% ABS	1.70% ABS	1.80% ABS	2.00% ABS	2.25% ABS
WAL (yr)	1.17	1.07	1.03	1.00	0.97	0.91	0.85
MDUR (yr)	1.11	1.02	0.99	0.96	0.93	0.88	0.82
First Prin Pay	05/15/06	04/15/06	04/15/06	04/15/06	04/15/06	03/15/06	03/15/06
Last Prin Pay	08/15/07	06/15/07	06/15/07	05/15/07	04/15/07	03/15/07	02/15/07

Class A-3 to Maturity
Flat
Price	1.25% ABS	1.50% ABS	1.60% ABS	1.70% ABS	1.80% ABS	2.00% ABS	2.25% ABS
WAL (yr)	2.36	2.15	2.07	2.00	1.93	1.80	1.66
MDUR (yr)	2.20	2.01	1.94	1.88	1.81	1.70	1.57
First Prin Pay	08/15/07	06/15/07	06/15/07	05/15/07	04/15/07	03/15/07	02/15/07
Last Prin Pay	08/15/08	05/15/08	04/15/08	03/15/08	02/15/08	12/15/07	10/15/07

Class A-4 to Optional Redemption
Flat
Price	1.25% ABS	1.50% ABS	1.60% ABS	1.70% ABS	1.80% ABS	2.00% ABS	2.25% ABS
WAL (yr)	3.80	3.49	3.36	3.23	3.13	2.91	2.65
MDUR (yr)	3.41	3.16	3.05	2.94	2.85	2.67	2.44
First Prin Pay	08/15/08	05/15/08	04/15/08	03/15/08	02/15/08	12/15/07	10/15/07
Last Prin Pay	02/15/10	10/15/09	08/15/09	06/15/09	05/15/09	02/15/09	10/15/08

Class A-4 to Maturity
Flat
Price	1.25% ABS	1.50% ABS	1.60% ABS	1.70% ABS	1.80% ABS	2.00% ABS	2.25% ABS
WAL (yr)	3.95	3.63	3.50	3.37	3.24	3.00	2.74
MDUR (yr)	3.53	3.27	3.16	3.05	2.95	2.75	2.52
First Prin Pay	08/15/08	05/15/08	04/15/08	03/15/08	02/15/08	12/15/07	10/15/07
Last Prin Pay	08/15/11	07/15/11	03/15/11	11/15/10	08/15/10	02/15/10	09/15/09

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2005-B

Statistical Receivables as of the Statistical Cut-off Date

Total Current Balance	$208,920,357.42
Total Amount Financed	$216,656,596.68

Number of Total Portfolio Loans	10,304
			Minimum		Maximum
Average Current Balance	$20,275.66		$1,517.11		$63,455.74
Average Amount Financed	$21,026.46		$2,500.00		$67,560.00

Weighted Average APR	11.2381%		4.2000%		24.0000%
Weighted Average Adjusted APR	11.2381%		4.2000%		24.0000%

Weighted Average FICO Score ( non zero )	639		0		861

Weighted Average Original Loan Term	68	months	12	months	72	months
Weighted Average Remaining Term	67	months	2	months	72	months
Weighted Average Loan Age	1	month	0	months	58	months

Top Dealer State Concentrations ($)	38.04% California, 12.14% Arizona, 11.79% Florida
Top Borrower State Concentrations ($)	38.10% California, 12.16% Arizona, 11.81% Florida
New-Used Breakdown ($)	51.81% New, 48.19% Used
Top Manufacturer Concentrations ($)	20.86% Chevrolet, 20.74% Ford, 12.15% Dodge

Contract Date	Sep. 23, 2000	Aug. 31, 2005
Maturity Date	Oct. 20, 2005	Sep. 14, 2011

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Type	Automobile Loans	the Cut-off Date	the Cut-off Date
Precomputed	152	$2,222,534.57	1.06%
Simple Interest	10,152	206,697,822.85	98.94
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Class	Automobile Loans	the Cut-off Date	the Cut-off Date
Premium	1,542	$29,571,165.53	14.15%
Elite	2,245	47,564,621.08	22.77
Superior	2,163	47,196,696.12	22.59
Preferred	1,880	41,056,617.29	19.65
Classic	1,388	30,239,385.25	14.47
Standard	368	6,085,519.83	2.91
Limited Credit	718	7,206,352.32	3.45
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
New/Used	Automobile Loans	the Cut-off Date	the Cut-off Date
New	4,486	$108,246,940.59	51.81%
Used	5,818	100,673,416.83	48.19
Total	10,304	$208,920,357.42	100.00%

% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Contract Date	Automobile Loans	the Cut-off Date	the Cut-off Date

01/01/00 - 12/31/00	88	$367,159.90	0.18%
01/01/01 - 12/31/01	446	2,352,281.14	1.13
01/01/04 - 12/31/04	20	281,012.84	0.13
01/01/05 - 04/30/05	59	956,214.79	0.46
05/01/05 - 05/31/05	535	10,950,896.14	5.24
06/01/05 - 06/30/05	2,233	48,121,902.37	23.03
07/01/05 - 07/31/05	4,252	90,916,642.48	43.52
08/01/05 - 08/31/05	2,671	54,974,247.76	26.31
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Current Balance ($)	Automobile Loans	the Cut-off Date	the Cut-off Date
1,517 - 2,500	88	$184,542.31	0.09%
2,501 - 5,000	286	1,067,878.74	0.51
5,001 - 7,500	369	2,336,155.38	1.12
7,501 - 10,000	525	4,672,862.02	2.24
10,001 - 12,500	749	8,495,697.02	4.07
12,501 - 15,000	882	12,151,579.67	5.82
15,001 - 17,500	1,042	16,970,152.35	8.12
17,501 - 20,000	1,225	22,966,286.31	10.99
20,001 - 22,500	1,143	24,285,234.08	11.62
22,501 - 25,000	1,012	24,051,680.51	11.51
25,001 - 27,500	885	23,190,761.30	11.10
27,501 - 30,000	702	20,140,963.74	9.64
30,001 - 35,000	903	29,155,690.54	13.96
Greater than 35,000	493	19,250,873.45	9.21
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
APR (%)	Automobile Loans	the Cut-off Date	the Cut-off Date
4.200 - 5.000	19	$391,852.29	0.19%
5.001 - 6.000	368	7,310,988.99	3.50
6.001 - 7.000	653	13,992,195.90	6.70
7.001 - 8.000	837	17,905,307.88	8.57
8.001 - 9.000	998	21,879,735.33	10.47
9.001 - 10.000	1,172	25,704,935.71	12.30
10.001 - 11.000	1,033	23,137,077.73	11.07
11.001 - 12.000	984	21,171,215.89	10.13
12.001 - 13.000	1,077	23,172,056.07	11.09
13.001 - 14.000	818	16,525,764.33	7.91
14.001 - 15.000	772	15,627,827.54	7.48
15.001 - 16.000	461	8,731,602.44	4.18
16.001 - 17.000	402	6,227,702.25	2.98
17.001 - 18.000	286	3,649,229.86	1.75
18.001 - 19.000	146	1,492,611.27	0.71
19.001 - 20.000	154	1,198,622.77	0.57
20.001 - 21.000	107	707,667.52	0.34
21.001 - 22.000	12	70,473.00	0.03
22.001 - 23.000	3	12,524.49	0.01
23.001 - 24.000	2	10,966.16	0.01
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Adjusted APR (%)	Automobile Loans	the Cut-off Date	the Cut-off Date
4.200 - 5.000	19	$391,852.29	0.19%
5.001 - 6.000	368	7,310,988.99	3.50
6.001 - 7.000	653	13,992,195.90	6.70
7.001 - 8.000	837	17,905,307.88	8.57
8.001 - 9.000	998	21,879,735.33	10.47
9.001 - 10.000	1,172	25,704,935.71	12.30
10.001 - 11.000	1,033	23,137,077.73	11.07
11.001 - 12.000	984	21,171,215.89	10.13
12.001 - 13.000	1,077	23,172,056.07	11.09
13.001 - 14.000	818	16,525,764.33	7.91
14.001 - 15.000	772	15,627,827.54	7.48
15.001 - 16.000	461	8,731,602.44	4.18
16.001 - 17.000	402	6,227,702.25	2.98
17.001 - 18.000	286	3,649,229.86	1.75
18.001 - 19.000	146	1,492,611.27	0.71
19.001 - 20.000	154	1,198,622.77	0.57
20.001 - 21.000	107	707,667.52	0.34
21.001 - 22.000	12	70,473.00	0.03
22.001 - 23.000	3	12,524.49	0.01
23.001 - 24.000	2	10,966.16	0.01
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (Months)	Automobile Loans	the Cut-off Date	the Cut-off Date
2 - 6	90	$217,196.14	0.10%
7 - 12	279	1,112,844.69	0.53
13 - 18	65	399,919.74	0.19
19 - 24	105	993,290.41	0.48
25 - 30	25	237,552.36	0.11
31 - 36	181	1,699,629.58	0.81
37 - 42	34	312,913.80	0.15
43 - 48	385	4,343,464.42	2.08
49 - 54	91	1,129,648.12	0.54
55 - 60	2,346	37,888,527.13	18.14
61 - 66	562	10,530,162.12	5.04
67 - 72	6,141	150,055,208.91	71.82
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Age (Months)	Automobile Loans	the Cut-off Date	the Cut-off Date
0	4,150	$86,823,998.10	41.56%
1	3,762	80,786,032.90	38.67
2	1,593	33,498,975.85	16.03
3	194	4,010,768.36	1.92
4 to 6	48	744,420.10	0.36
7 or more	557	3,056,162.11	1.46
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Dealer State	Mortgage Loans	the Cut-off Date	the Cut-off Date
California	3,933	$79,480,244.57	38.04%
Arizona	1,220	25,357,822.42	12.14
Florida	1,154	24,633,314.61	11.79
Nevada	629	13,399,006.96	6.41
Texas	446	9,301,728.23	4.45
Georgia	385	8,692,886.43	4.16
Oklahoma	361	7,307,840.74	3.50
North Carolina	303	5,868,050.47	2.81
Washington	239	4,778,921.37	2.29
Colorado	253	4,645,256.16	2.22
Missouri	218	4,362,298.98	2.09
South Carolina	167	3,426,556.96	1.64
Maryland	174	3,214,986.52	1.54
New Jersey	154	2,588,589.82	1.24
Oregon	102	2,204,300.40	1.06
All Others (16)	566	9,658,552.78	4.62
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Collateral Year	Automobile Loans	the Cut-off Date	the Cut-off Date
1991	1	$13,379.34	0.01%
1994	2	10,865.92	0.01
1995	17	94,892.09	0.05
1996	38	213,839.49	0.10
1997	141	756,791.39	0.36
1998	194	1,316,172.26	0.63
1999	276	2,605,170.69	1.25
2000	506	5,708,268.67	2.73
2001	784	11,927,627.92	5.71
2002	1,098	19,878,636.01	9.51
2003	1,024	20,623,315.04	9.87
2004	1,086	22,509,403.26	10.77
2005	4,885	116,218,303.19	55.63
2006	252	7,043,692.15	3.37
Total	10,304	$208,920,357.42	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Manufacturer	Automobile Loans	the Cut-off Date	the Cut-off Date
Acura	51	$950,160.62	0.45%
AM General	19	719,603.20	0.34
Audi	9	211,777.87	0.10
BMW	57	1,386,596.99	0.66
Buick	47	810,282.63	0.39
Cadillac	84	2,061,436.30	0.99
Chevrolet	2,000	43,588,358.41	20.86
Chrysler	415	8,409,049.43	4.03
Daewoo	2	6,848.44	0.00
Dodge	1,181	25,384,301.45	12.15
Ford	2,028	43,328,474.17	20.74
GMC	331	7,831,718.06	3.75
Honda	500	8,571,404.32	4.10
Hyundai	280	4,387,971.31	2.10
Infiniti	45	1,055,485.40	0.51
Isuzu	37	519,793.58	0.25
Jaguar	30	694,749.86	0.33
Jeep	285	5,574,201.16	2.67
Kia	249	4,061,355.92	1.94
Land Rover	9	152,521.66	0.07
Lexus	66	1,522,950.61	0.73
Lincoln	70	1,717,064.35	0.82
Mazda	163	2,683,574.54	1.28
Mercedes	156	4,292,775.73	2.05
Mercury	67	1,130,210.99	0.54
Mitsubishi	54	404,865.40	0.19
Nissan	752	14,569,855.62	6.97
Oldsmobile	43	428,580.77	0.21
Plymouth	15	61,907.00	0.03
Pontiac	171	2,562,278.18	1.23
Porsche	3	84,833.62	0.04
Saab	16	353,455.35	0.17
Saturn	65	947,283.85	0.45
Subaru	26	505,207.14	0.24
Suzuki	72	1,053,866.10	0.50
Toyota	755	14,304,101.91	6.85
Volkswagon	96	1,557,202.21	0.75
Volvo	55	1,034,253.27	0.50
Total	10,304	$208,920,357.42	100.00%